TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

SUPPLEMENT NO. 2
dated August 21, 2008
to the February 1, 2008 Institutional, Retirement and Retail Class Prospectuses

SOCIAL CHOICE EQUITY FUND CHANGES

The Social Choice Equity Fund utilizes KLD Research & Analytics, Inc. (“KLD”) to screen potential investments for the Fund based on certain environmental, social and governance (“ESG”) criteria. The manner in which KLD undertakes its ESG evaluation has been updated. Therefore, in each Prospectus, the entire section entitled “Principal Investment Strategies” within the disclosure summarizing the Fund’s investment objective, strategies and risks should be replaced with the following language:
     “Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. The Fund will invest primarily in equity securities that meet its social criteria. The Fund attempts to track the return of the U.S. stock market as represented by its benchmark, the Russell 3000® Index, while investing only in companies whose activities are consistent with the Fund’s social criteria. See “More About Benchmarks and Other Indices” below for more information about the Fund’s benchmark.
     Current Social Criteria: The social criteria the Fund takes into consideration, and any universe of investments that the Fund utilizes, are non-fundamental investment policies. They can be changed without the approval of the Fund’s shareholders.
     The Fund primarily invests in companies that are screened by KLD1 to favor companies that meet or exceed certain ESG criteria. The Fund does this by investing in companies included in the KLD Broad Market Social IndexSM (the “KLD BMS Index”), which is a subset of the 3,000 largest publicly-traded U.S. companies that meet or exceed the screening criteria described below.
     Prior to being eligible for inclusion in the Fund, companies are subject to a comprehensive ESG performance evaluation, consisting of numerous factors. The ESG evaluation process favors companies that are:
  Strong stewards of the environment;
  Devoted to serving local communities and society generally;
  Committed to high labor standards for their own employees and those in the supply chain;
  Dedicated to producing high-quality and safe products; and
  Managing their companies in an exemplary and ethical manner.
     Examples of environmental assessment categories are management systems, types of products and services produced, natural resource use, effect on climate change, and waste and emissions. Social evaluation categories include the treatment of employees and suppliers and dealings with the community and society at large. Governance

[1]	The Fund is not promoted, sponsored or endorsed by, or in any way affiliated with KLD. KLD is not responsible for and has not reviewed the Fund, nor any associated literature or publications and it makes no representation or warranty, express or implied, as to their accuracy, completeness or otherwise. KLD’s publication of its indices in no way suggests or implies an opinion by it as to the attractiveness or appropriateness of investment in any or all securities upon which its indices are based. KLD makes no express or implied warranty, and expressly disclaims any warranty, of any kind, including without limitation, any warranty of merchantability or fitness for a particular purpose with request to its indices or any data or any security (or combination thereof) included therein.

assessment categories include governance structure, business ethics, transparency and reporting, and response to shareholder resolutions.
     Companies are subsequently ranked by industry sector peer group according to the ESG performance ratings. All companies must meet or exceed minimum ESG performance standards. For each industry sector, key ESG performance factors are identified and given more weight in the process. Concerns in one area do not automatically eliminate a company from potential inclusion in the KLD BMS Index or the Fund. When ESG concerns exist, the process gives careful consideration to how companies address the risks and opportunities they face in the context of their sector or industry and relative to their peers.
     The social and environmental impact of corporate activities related to the production and sale of alcohol, tobacco, military weapons, firearms, nuclear power and gambling products and services are quantified and incorporated into a company’s overall ESG performance assessment. While not automatically excluded from the KLD BMS Index or the Fund, most companies involved in these industries are ineligible for inclusion in the Fund due to their poor overall ESG performance relative to their industry sector peers.
     The Corporate Governance and Social Responsibility Committee of the Trust’s Board of Trustees provides guidance in deciding whether investments meet the social criteria. The Fund will do its best to ensure that its investments meet the social criteria, but Teachers Advisors Inc. (“TAI”), the Fund’s investment adviser, cannot guarantee that every Fund holding will always do so. Even if an investment is not excluded by KLD’s criteria, TAI has the option of excluding the investment if it decides the investment is inappropriate. Consistent with its responsibilities, the Corporate Governance and Social Responsibility Committee will continue to evaluate the implications of any modifications KLD makes to its ESG evaluation process.
     The Fund is not restricted from investing in any securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund may also invest in securities issued by other countries or their agencies or instrumentalities as approved by the Corporate Governance and Social Responsibility Committee. The Fund may invest up to 15% of its assets in foreign investments. The Fund may also buy futures contracts and other derivative instruments for hedging and for cash management purposes.”

ADDITION OF UNDERLYING FUND OPTIONS FOR MANAGED ALLOCATION FUND II

Managed Allocation Fund II is a fund of funds that invests in a variety of series of the Trust based on its investment adviser’s asset allocation strategy. At this time, the Fund’s investment adviser would like to add five new equity funds to the list of underlying funds in which the Fund currently intends to invest. Therefore, in each Prospectus, the following funds should be added to the bulleted list of equity underlying funds within the section that discloses the Fund’s investment objective, strategies and risks:

  Mid-Cap Growth Fund, which invests primarily in mid-cap equity securities that the investment adviser believes present the opportunity for growth.
  Mid-Cap Value Fund, which invests primarily in mid-cap equity securities that the investment adviser believes are undervalued by the market based on an evaluation of their potential worth.
  Enhanced International Equity Index Fund, which seeks to enhance the return of the Fund relative to the MSCI EAFE® Index by investing in equity securities of foreign issuers within this index, but not necessarily at index weightings.
  Enhanced Large-Cap Growth Index Fund, which seeks to enhance the return of the Fund relative to the Russell 1000® Growth Index by investing in large-cap equity securities of issuers within this index, but not necessarily at index weightings.

  Enhanced Large-Cap Value Index Fund, which seeks to enhance the return of the Fund relative to the Russell 1000® Value Index by investing in large-cap equity securities of issuers within this index, but not necessarily at index weightings.

PORTFOLIO MANAGER CHANGES

The portfolio management teams of the Bond Fund, Bond Plus Fund II, Short-Term Bond Fund II, High-Yield Fund II and Inflation-Linked Bond Fund have changed. Therefore, the following information on these Funds’ portfolio management teams should replace the existing information for the indicated Funds within the “Portfolio Management Teams” sections of each Prospectus:

				Total Experience
				(since dates
	Portfolio Role/			specified below)
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team

BOND FUND
BOND PLUS FUND II
SHORT-TERM BOND FUND II

Elizabeth (Lisa) D. Black, CFA	Asset Allocation	TAI, TIAA and its affiliates - 1987 to Present	1987	1987	2008
Managing Director	(General Oversight)	(currently, head of fixed-income portfolio
		management and asset allocation; previously,
		head of third party fixed income portfolio
		management teams)

John M. Cerra	Lead Portfolio Manager	TAI, TIAA and its affiliates - 1985 to Present (fixed-	1985	1985	2003
Managing Director	and Asset Allocation	income credit research and portfolio management)

HIGH-YIELD FUND II

Kevin R. Lorenz, CFA	Lead Portfolio Manager	TAI, TIAA and its affiliates - 1987 to Present (managing	1987	1987	2006
Managing Director		director and former analyst in private placements group
		(evaluating investment-grade and high-yield securities))

INFLATION-LINKED BOND FUND

John M. Cerra	Lead Portfolio Manager	TAI, TIAA and its affiliates - 1985 to Present (fixed-	1985	1985	2003
Managing Director		income credit research and portfolio management)

RETAIL CLASS PROSPECTUS CORRECTION

The second sentence of the second paragraph under “Distribution Arrangements” on page 65 of the Retail Class Prospectus should be replaced in its entirety with the following sentence (the bold and italicized text below indicates the actual changed language):

     “This plan became effective on February 1, 2006; however, TPIS has agreed not to seek reimbursement of any expenses under the plan through January 31, 2009.”

50427 & 62344 A11670 (8/08)